UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED

IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Cell Therapeutics, Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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ON MAY 13, 2011 CELL THERAPEUTICS, INC. (THE “COMPANY”) PUBLISHED IN ITALY A DEFINITIVE NOTICE OF CALL (THE “DEFINITIVE NOTICE OF CALL”) OF THE COMPANY’S SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 17, 2011 (THE “SPECIAL MEETING”). THE FOLLOWING IS AN ENGLISH TRANSLATION OF THE DEFINITIVE NOTICE OF CALL.

ENGLISH TRANSLATION OF DEFINITIVE NOTICE OF CALL OF SPECIAL MEETING

CELL THERAPEUTICS, INC.

Registered office: 501 Elliott Avenue West, Suite 400

Seattle, Washington 98119, United States of America

Notice of call of Special Meeting of Shareholders expected to be held on

Friday, June 17, 2011

To our Shareholders:

The Special Meeting of Shareholders (the “Special Meeting”) of Cell Therapeutics, Inc., a Washington corporation (the “Company”), is expected to be held on Friday, June 17, 2011, at 10 a.m. Seattle, Washington time, at the Company’s headquarters at 501 Elliott Avenue West, Suite 400, Seattle, Washington 98119, to discuss and resolve upon the following matters:

(1)	approval of an amendment to the Company’s amended and restated articles of incorporation to increase the total number of authorized shares from 1,210,000,000 to 1,710,000,000 and to increase the total number of authorized shares of common stock from 1,200,000,000 to 1,700,000,000, in each case before giving effect to the 1-for-6 reverse stock split approved by the Company’s Board of Directors (the “Board of Directors”) (“Proposal 1”);

(2)	approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt Proposal 1 (“Proposal 2”); and

(3)	transaction of such other business as may properly come before the Special Meeting and all adjournments and postponements thereof.

Our shareholders (the “Shareholders”) are cordially invited to attend the Special Meeting in person or via a webcast. Shareholders of record at the close of business on April 29, 2011, the record date established by the Board of Directors (the “Record Date”), will be entitled to vote at the Special Meeting. The Shareholders shall have the right to exercise their voting rights at the Special Meeting even if the date of the Special Meeting is adjourned or postponed. A complete list of the Shareholders having the right to receive the call notice of the Special Meeting and to exercise their voting rights will be available for review by the Shareholders for any reason concerning the Special Meeting at the office of the Secretary of the Company at Elliott Avenue West, Suite 400, Seattle, Washington 98119, United States of America beginning ten days prior to the Special Meeting.

The Shareholders whose shares are held in Italy through Monte Titoli S.p.A. (the “Italian Shareholders”) may obtain from their intermediaries through which they hold their shares (the “Depositary Banks”) the certification for attendance at the Special Meeting (the “Certification”), which is to be presented in order to attend the Special Meeting and to vote in person. Alternatively, the Italian Shareholders may vote by mail, submitting the proxy card included in the proxy statement or available on the website of the United States Securities and Exchange Commission (the “SEC”) (www.sec.gov) and available on the Company’s website (www.celltherapeutics.com), as duly filed in, executed and delivered, to the Company’s headquarters, together with the Certification. The name indicated on the proxy card must exactly match with the name as printed on the Certification.

The final proxy statement has already been made available on the website of the SEC (www.sec.gov) and on the Company’s website (www.celltherapeutics.com) and in paper form at Depositary Banks, at the office of Borsa Italiana S.p.A. and at the office of the Italian branch of the Company’s subsidiary, CTI Life Sciences Ltd (contact person: Ms. Elena Bellacicca) at Via Amedei 8, 20123 Milan. The Shareholders are cordially invited to examine the proxy statement and, in particular, the section regarding the matters to be discussed and resolved at the Special Meeting, which will be described, in greater detail.

Please be informed that a quorum of shareholders must be established at the Special Meeting in order to transact business at the Special Meeting. Under the Business Corporation Act of Washington, a quorum may be established in one of two ways. Pursuant to the first quorum standard, the presence in person, by telephone or by proxy of the holders of at least one-third of the shares outstanding and entitled to vote at the Special Meeting constitutes a quorum (“Quorum Standard 1”). However, the Company may establish a quorum under the second quorum standard. In order to satisfy the second quorum standard, a majority of the shares outstanding and entitled to vote at the Special Meeting other than shares held of record by the Depository Trust Company and credited to the account of stock depositories located in a member state of the European Union must be present in person, by telephone or by proxy at the Special Meeting, provided the number of votes comprising such majority equals or exceeds one–sixth of the shares outstanding and entitled to vote at the Special Meeting (“Quorum Standard 2”). Under Quorum Standard 2, certain shares are not counted for quorum purposes. However, even if a quorum is established under Quorum Standard 2, all shares are eligible to vote and all such votes will be counted.

With respect to the votes necessary to approve Proposal 1 and Proposal 2, please note that:

(i)	approval of Proposal 1 requires the affirmative vote of a majority of the votes actually cast on Proposal 1 in person, by telephone or by proxy at the Special Meeting; provided that the affirmative vote for Proposal 1 equals or exceeds 15% of the votes entitled to be cast. If the affirmative vote does not constitute a majority of the votes actually cast or if the affirmative vote does not equal or exceed 15% of the votes entitled to be cast, abstentions will have the effect of votes cast against Proposal 1. However, if the affirmative vote constitutes a majority of the votes actually cast or if the affirmative vote equals or exceeds the 15% threshold, then abstentions will not have the effect of votes cast against Proposal 1; and

(ii)	the affirmative vote of a majority of the votes actually cast is required to approve Proposal 2. Abstentions will not be counted as votes cast against Proposal 2 and will have no effect on Proposal 2 because approval is based on the number of votes actually cast.

In order to facilitate the voting rights related to the Company’s shares and in order to help permit the Special Meeting to achieve a quorum and to validly resolve upon the Special Meeting matters, the Company has requested certain Italian banks—unless otherwise instructed by the relevant Shareholders—to make book-entry transfers of the Company’s shares, in part or all of the shares held in the name of and in the customers’ account by such banks, to an account opened in the name of the same banks at a United States broker-dealer on the Record Date. Under the securities laws of the United States and the rules of the New York Stock Exchange, this transfer permits the Company to count these shares for the purpose of achieving a quorum and permits such broker-dealers to exercise their discretionary authority to vote these shares at the Special Meeting for certain “routine” matters, including Proposal 1 and Proposal 2, in the event that Italian Shareholders do not instruct their broker to vote the shares pursuant to the modalities provided in the proxy statement. Even if the Italian banks agree to perform the aforesaid transfer, the Italian Shareholders will have, in any case, the right to provide instructions to the United States broker-dealer in order to abstain from taking any action with reference to the shares, including the exercise of the voting right. As a result, should any Shareholder not exercise its voting right or give separate voting instructions on or before the date of the Special Meeting, the transferred shares will be voted by the United States broker-dealers pursuant to the discretionary authority granted them under Rule 452 of the New York Stock Exchange.

Any Shareholder resident in Italy may also vote via Internet or by telephone if his or her shares are held directly by a United States broker-dealer’s account in the Shareholder’s name before and at least on the Record Date. Once the shares are held by a United States broker-dealer, the Shareholder may receive the Special Meeting documentation (including the proxy statement) at his or her address, together with a security code to be used for voting on the website www.proxyvote.com or by calling the telephone number shown on the Special Meeting voting documentation. The Shareholders are invited to contact their Depositary Bank to understand the procedure associated with the transfer mentioned herein. Please note that the costs derived from the transfer, including those debited or claimed by the United States broker-dealer for the management of the account in the United States, shall be borne by the Shareholder requesting the transfer of his or her shares.

The Italian Shareholders may also request to be registered in the Company’s shareholders book at any time as a record holder. The Italian Shareholders are invited to contact their bank to understand the procedure for such registration, which would include, inter alia, the submission of a registration request (together with a ownership certification) to the Company’s transfer agent, the removal of the shares from Monte Titoli’s account and their transfer to the United States directly in name of the Italian Shareholder. Please note that registration in the Company’s shareholders book may limit the disposal rights related to the shares or make its exercise more complex.

Therefore, the Italian Shareholders are kindly invited to contact their Depositary Banks so that the Shareholders can receive the Special Meeting documentation, including the proxy card, and the instruction concerning the voting modalities.

On behalf of the Company

/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President,
Finance & Administration

May 13, 2011